Exhibit 10.4

SECURED LOAN AGREEMENT

            THIS SECURED LOAN AGREEMENT, dated as of March 13, 2009 (this “Agreement”), among Options Media Group Holdings, Inc., a Nevada corporation (the “Company”), Options Acquisition Sub, Inc., a Delaware corporation, and Icon Term Life Inc., a Florida corporation, and 1 Touch Marketing, LLC, a Florida limited liability company (each a “Guarantor” and collectively the “Guarantors” and together with the Company, each a “Debtor” and collectively the “Debtors”), and GFT Holdings, Inc., a Delaware corporation, as the holder of the Company’s 7% Secured Note in the amount of $300,000 (the “Note”) who is a party signatory hereto, his endorsees, transferees and assigns (collectively, the “Holder”).

            WHEREAS, the Holder has agreed to lend money to the Company to be evidenced by the Note;

            WHEREAS, in order to induce the Holder to make the loan evidenced by the Note, the Debtors have agreed to execute and deliver to the Holder this Agreement and to grant the Holder a security interest in certain property of the Debtors to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Note.

WHEREAS, in order to induce the Holder to make the loan evidenced by the Note, the Guarantors have agreed to guarantee the Company’s obligations under this Agreement and the Note;

            NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1.

Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC shall have the respective meanings given such terms in Article 9 of the UCC.

(a)

“Collateral” means the collateral in which the Holder is granted a security interest by this Agreement which shall consist of the property as more fully described in Schedule A (the “Security Interest”).  The Holder is not receiving a security interest in any intellectual property of the Company.

 (b)

“Guarantee” refers to the unconditional guarantee of payment of the Note by the Guarantors in the form annexed as Exhibit C.

(c)

“Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter existing, of the Debtors to the Holder under this Agreement, the Note, the Guarantee and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Holder as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Note and the loan extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement, the Note, the Guarantee and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtors.

(d)

“Organizational Documents” means with respect to the Debtors, the documents by which such party was organized under their certificates of incorporation or articles on incorporation, as applicable, and bylaws.

(e)

“UCC” means the Uniform Commercial Code of the State of Nevada and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

(f)

“Unit” shall mean the Note and warrants to be issued to the Holder as consideration for the loans being made hereunder.

2.

Loan.  On the terms and conditions contained in this Agreement, the Holder shall lend to the Company and the Company shall borrow from the Holder $300,000.  The amount borrowed shall be evidenced by the Note to be issued to the Holder, a copy of which is annexed as Exhibit A.  As additional consideration for the making of the loan, the Company shall issue to the Holder a five-year warrant to purchase 600,000 shares of the Company’s common stock exercisable at $0.10 per share in the form annexed as Exhibit B (the “Warrant”).  The Guarantors shall guarantee payment of the Note in the form annexed as Exhibit C.

3.

Representations, Warranties, of the Debtors.  The Debtors jointly and severally represent and warrant to the Holder as of the date of this Agreement as follows:

(a)

The Company has taken all corporate action necessary for the authorization, execution, delivery and performance of all Obligations of the Company under this Agreement and any related documentation and for the authorization, issuance

and delivery of the Unit being sold under this Agreement.   This Agreement and the Notes and Warrants each shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms.

(b)

The Unit being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, will have been duly and validly issued, and will be fully paid and nonassessable (except for the payment of the exercise price of the Warrant), will have been issued in compliance with all applicable state and federal securities laws, and will be free of any restrictions against transfer other than those set forth in this Agreement and applicable securities laws.

(c)

All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority or other person on the part of the Company required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, shall have been obtained on or prior to the closing, except that any notices of sale that may be required to be filed with the Securities and Exchange Commission pursuant to Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”) or any state securities law authority pursuant to applicable blue sky laws may be filed within the applicable periods therefor.

(d)

The Debtors have no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule B attached hereto.  Except as disclosed on Schedule B, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(e)

The Debtors are the sole owners of the Collateral, free and clear of any liens, Security Interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interests.  There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Holder pursuant to this Agreement) covering or affecting any of the Collateral, except for (a) a UCC-1 Financing Statement in favor of Crestmark Commercial Capital Lending, LLC (“Crestmark”) for which the Debtors have satisfied the underlying obligation evidenced by the UCC-1 and will cause a Form UCC-3 termination to be filed within 5 days from the date of this Agreement, and (b) Security Interests listed on Schedule C, which will be subordinated to the Security Interests to be issued to the Holder upon execution and delivery of this Agreement, the Note and the Guarantee and the recording of Forms UCC-3 amending the Security Interests listed on Schedule C, the intention of the parties being that the Holder shall enjoy a first priority perfected security interest and lien in the Collateral. Counsel to the Company and the Guarantors is holding in escrow the necessary documents to fully subordinate the liens of the current Security Interests and will deliver them to the Holder upon funding the loan.

In furtherance of the covenants in this subparagraph (e), on and after the date of this Agreement, the Debtors shall not (x) sell any receivables to Crestmark or (y) incur any indebtedness to Crestmark of any nature whatsoever.

(f)

No written claim has been received that any Collateral or Debtor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtors’ claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtors’ right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtors, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(g)

The Debtors shall maintain the Collateral at the locations set forth on Schedule B attached hereto and may not relocate such tangible Collateral unless they use their best efforts to deliver to the Holder promptly following such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Holder a valid, perfected and continuing perfected first priority lien in the Collateral.

(h)

This Agreement creates in favor of the Holder a valid Security Interest in the Collateral securing the payment and performance of the Obligations.  Upon making the filings described in the immediately following subsection, all Security Interests created hereunder in any Collateral which may be perfected by filing UCC financing statements shall have been duly perfected.  Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Holder, except for the filing of a Form UCC-3 subordinating the liens referred to on Schedule C.

(i)

The Debtors hereby authorize the Holder to file one or more financing statements under the UCC, with respect to the Security Interests, with the proper filing and recording agencies in any jurisdiction deemed proper by it.

(j)

The execution, delivery and performance of this Agreement by the Debtors  do not (i) violate any of the provisions of any Organizational Documents of the Debtors or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Debtors or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Debtors’ debt or otherwise) or other understanding to which the Debtors are a party or by which any property or asset of the Debtors is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of the Debtors) necessary for the Debtors to enter into and perform their obligations hereunder have been obtained.

(k)

The Debtors shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Holder, until this Agreement and the Security Interest hereunder shall be terminated upon payment in full of the Note.  The Debtors hereby agree to defend the same against the claims of any and all persons and entities. The Debtors shall safeguard and protect all Collateral for the benefit of the Holder.  At the request of the Holder, the Debtors will sign and deliver to the Holder at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Holder and will pay the cost of preparing and filing the same in all public offices wherever filing is, or is deemed by the Holder to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtors shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interests hereunder, and the Debtors shall obtain and furnish to the Holder from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interests hereunder.

(l)

Except as provided in this Agreement, the Debtors will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by the Debtors in the ordinary course of their business and sales of inventory by the Debtors in their ordinary course of business) without the prior written consent of the Holder. Provided, however, the Debtors may sell any portion of the Collateral with at least 10 days’ prior notice to the Holder, with the proceeds (up to the amount of the principal balance of the Note then outstanding together with accrued interest) being placed in escrow with the attorneys for the Company and utilized to prepay the Note in accordance with its terms.  Notwithstanding the preceding, Debtors may use the proceeds of their accounts receivable in the ordinary course of their business; provided, however, that upon the earlier of (i) an Event of Default or (ii) the maturity date of the Note, Debtors will hold all proceeds of the Collateral in trust for the benefit of the Holders in accordance with Section 9 herein.

(m)

The Debtors shall keep and preserve the equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(n)

The Debtors shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof.  The Debtors shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Holder by way of written endorsement, that (a) the Holder will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Holder and such cancellation or change shall not be effective as to the Holder for at least 30 days after receipt by the Holder of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Holder will have the right (but no obligation) at its election to remedy any default in the payment of premiums within 30 days of notice from the insurer of such default.

 (o)

The Debtors shall promptly execute and deliver to the Holder such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Holder may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Holder’s Security Interest in the Collateral.

(p)

The Debtors shall permit the Holder and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Holder from time to time.

 (q)

The Debtors will from time to time, at the joint and several expense of the Debtors, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Holder may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable the Holder to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

4.

Representations and Warranties of the Holder.

(a)

The Holder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the purchase of the Unit.  This Agreement constitutes a valid and legally binding obligation of the Holder, enforceable against him in accordance with its terms.

(b)

The Holder is acquiring the Unit for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, the Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.  The Holder understands that the Unit and common stock issuable upon conversion of the Note and exercise of the Warrant in accordance with their respective terms may not be sold, transferred or otherwise disposed of without registration under the

Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Note, the Warrant and the common stock or an available exemption from registration under the Securities Act, the securities comprising the Note must be held indefinitely.

(c)

The Holder understands that the Unit and any shares of common stock issuable upon conversion of the Note and exercise of the Warrant, are not registered under the Securities Act in reliance on an exemption from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 thereunder for the sale contemplated by this Agreement and the issuance of the Units and any shares of common stock issuable upon conversion of the Note and exercise of the Warrant will bear a restrictive legend.

(d)

The Holder acknowledges that the purchase of the Unit and any shares of common stock issuable upon conversion of the Note and exercise of the Warrants, entails a high degree of risk, including the risk factors contained in filings by the Company with the Securities and Exchange Commission including its transition report on Form 10-K for the year ended December 31, 2007 and in other publicly available information.  These risks include, without limitation, the inability of the Company to achieve its business plan objectives, and the risk of a failure to pay in full the principal and interest of the Note in accordance with its terms.

(e)

The Holder represents that he has had an opportunity  to ask questions and receive answers from the Company regarding the terms and conditions of this Agreement and the reasons for this offering of the Unit, the business prospects of the Company, the risks attendant to the Company’s business, and the risks relating to an investment in the Company, including the terms and conditions of the Note and Warrant and further acknowledges that he has had an opportunity to obtain additional information (to the extent the Company possesses such information and could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Holder or to which the Holder had access. The Company will put such information in writing if requested by the Holder. The Holder acknowledges the receipt (without exhibits) of the Company’s transition report on Form 10-K with respect to the year ended December 31, 2007, the quarterly reports on Form 10-Q for the quarter ended June 30, 2008 and September 30, 2008, and the current reports on Form 8-K (as well as any other reports) filed prior to the time the Holder submits his subscription.  These reports will be made available to the Holder upon written request by the Holder. The Holder is relying solely upon these reports, other public information distributed by the Company and other written information prepared by the Company.

(f)

The Holder represents that he is an “accredited holder” within the meaning of the applicable rules and regulations promulgated under the Securities Act or is otherwise experienced in evaluating and investing in private placement transactions of securities in similar circumstances and acknowledges that he:

•

can bear the economic risk of the Holder’s investment;

•

has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and   risks of the investment in the securities comprising the Note.

Further, the Holder:

•

has adequate means of providing for his current financial needs and contingencies,

•

is able to bear the substantial economic risks of an investment in the securities comprising the Note for an indefinite period of time,

•

has no need for liquidity in such investment,

•

has made commitments to investments that are not readily marketable which are reasonable in relation to the Holder’s net worth, and

•

can afford a complete loss of such investment.

(g)

The Holder acknowledges that he, she or it is purchasing the securities comprising the Unit for an indefinite period of time, has no need for liquidity in such investment, has made commitments to investments that are not readily marketable which are reasonable in relation to the undersigned’s net worth and can afford a complete loss of such investment.

(h)

The Holder has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the offering of the securities comprising the Unit to evaluate the merits and risks of an investment in the securities comprising the Unit and to make an informed investment decision with respect thereto.

(i)

The Holder is not relying on the Company with respect to the tax and other economic considerations of an investment in the securities comprising the Unit, and the Holder has relied on the advice of, or has consulted with, only the Holder’s own advisors.

(j)

The Holder is not subscribing for the securities comprising the Unit as a result of or subsequent to any advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(k)

The information contained in this Agreement including Schedule C, is true and correct including any information which the Holder has furnished and will furnish to the Company with respect to such Holder’s financial position, business experience and residence, is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to the Company’s acceptance of this Agreement and the depositing of the payments described above, the Holder will furnish such revised or corrected information to the Company.  The representations, warranties and agreements of the Holder contained herein shall survive the execution and delivery of this Agreement and the purchase of the Units.

(l)

The Holder acknowledges that he has received notice of his possible right under applicable Florida law to rescind the purchase of the securities comprising the Unit within three business days following the payment of the purchase price as set forth in Section 20 hereof.

5.

Holder’s Representations and Warranties Concerning Suitability of Accredited Investor, Etc.   Attached as Schedule D is a Suitability Questionnaire which shall be submitted by the Holder to the Company in addition to the signature page of this Agreement.

6.

Indemnification by the Holders.  The Holder agrees to indemnify and hold the Company and its agents, representatives and employees harmless from and against all liability, damage, loss, cost and expense (including reasonable attorneys’ fees) which they may incur by reason of the failure of such Holder to fulfill any of the material terms or conditions of this Agreement, or by reason of any material inaccuracy or omission in the information furnished by the Holder herein or any material breach of the representations and warranties made by such Holder on Schedule D.

7.

Grant of Security Interest in Collateral. As an inducement for the Holder to extend the loans as evidenced by the Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtors hereby unconditionally and irrevocably pledge, grant and hypothecate to the Holder a Security Interest in and to, a lien upon and a right of set-off against all of the Debtor’s right, title and interest of whatsoever kind and nature in and to, the Collateral.

8.

Defaults.

(a)

The following events shall be “Events of Default”:

(i)   The failure to pay principal or any interest under the Note when due;

(ii)   Any representation or warranty of the Debtors in this Agreement shall prove to have been incorrect in any material respect when made;

(iii)   The failure by the Debtors to observe or perform any of its obligations hereunder for 10 business days after delivery to the Debtors of notice of such failure by Holder; or

(iv)

Any event of default under the Note.

9.

Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Debtors shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Holder and shall forthwith endorse and transfer any such sums or instruments, or both, to the Holder for application to the satisfaction of the Obligations.

            10.

Rights and Remedies Upon Default.

(a)

Upon the occurrence and during the continuation of any Event of Default, the Holder shall have the right to exercise all of the remedies conferred hereunder and under the Note.  In such event, the Holder shall have all the rights and remedies of a secured party under the UCC.  Without limitation, the Holder shall have the following rights and powers:

(i)   The Holder shall have the right (but not the obligation) to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtors shall assemble the Collateral and make it available to the Holder at places which the Holder shall reasonably select, whether at the Debtors’ premises or elsewhere, and make available to the Holder, without rent, all of the Debtors’ respective premises and facilities for the purpose of the Holder taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii)

The Holder shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof.

(iii)   The Holder shall have the right (but not the obligation) to operate the business of the Debtors using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Holder may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtors or right of redemption of the Debtors, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Holder may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtors, which are hereby waived and released.

(b)

The Holder shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.  The Holder may sell the Collateral without giving any warranties and may specifically disclaim such warranties.  If the Holder sells any of the Collateral on credit, the Debtors will only be credited with payments actually made by the purchaser.  In addition, the Debtors waive any and all rights that they may have to a judicial hearing in advance of the enforcement of any of the Holder’s rights and remedies hereunder, including, without limitation, their rights following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c)

Holder Appointed Attorney-in-Fact. The Debtors hereby irrevocably appoint the Holder as the Debtors’ attorney-in-fact, with full authority in the place and stead of the Debtors and in the name of Debtors, the Holder or otherwise, from time to time after an Event of Default shall have occurred, in the Holder’s discretion, to take any action and to execute any instrument which the Holder may deem necessary or advisable to accomplish the purposes of this Agreement.

(d)

Debtors shall be obligated to assist the Holder in the liquidation of the Collateral upon an Event of Default.

              11.

Costs and Expenses. The Debtors agree to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Holder.  The Debtors will also, upon demand, pay to the Holder the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Holder may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Holder under the Unit. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

             12.   Term of Agreement. This Agreement and the Security Interests shall terminate on the date on which all payments under the Note have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtors contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

13.

Severability.

If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other.  The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

14.

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

15.

Benefit.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

16.

Notices and Addresses.

All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted next business day delivery, or by facsimile delivery followed by overnight next business day delivery as follows:

The Debtors:

Options Media Group Holdings, Inc.

123 NW 13th Street, Suite 300

Boca Raton, FL 33432

Attention:  Scott Frohman, CEO

Fax:  (561) 892-2618

With a copy to:

Harris Cramer LLP

1555 Palm Beach Lakes Blvd., Suite 310

West Palm Beach, FL 33401

Attention:   Michael D. Harris, Esq.

Fax:  (561) 659-0701

The Holder:

GFT Holdings, Inc.

Nelson Gerard,President

5014 Sanctuary Lane

Boca Raton, FL 33431

Fax:  __________________

or to such other address as any of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the date of delivery.

17.

Attorneys’ Fees.

In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

18.

Oral Evidence.

This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

19.

Governing Law.

This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

20.

Florida Blue Sky Legend.

 FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.  ALL SALES IN THIS OFFERING ARE SALES IN FLORIDA.  PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.  NOTICE SHOULD BE GIVEN TO THE COMPANY TO THE ATTENTION OF SCOTT FROHMAN AT THE ADDRESS SET FORTH IN SECTION 16 OF THIS AGREEMENT.

21.

Section or Paragraph Headings.

Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

22.

Legal Fees. The Debtors shall reimburse the Holder for 100% of the Holder’s legal fees and expenses, which sum shall be deducted from the $300,000 being loaned to the Company.

[Signature Page to Follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Secured Loan Agreement to be duly executed on the day and year first above written.

“COMPANY”

OPTIONS MEDIA GROUP HOLDINGS, INC.

By:	/s/ Scott Frohman
Scott Frohman, Chief Executive Officer

“GUARANTORS”

OPTIONS ACQUISITION SUB, INC.

By:	/s/ Scott Frohman
Scott Frohman, Chief Executive Officer

ICON TERM LIFE INC.

By:	/s/ Scott Frohman
Scott Frohman, Chief Executive Officer

1 TOUCH MARKETING, LLC

By:	/s/ Scott Frohman
Scott Frohman, Chief Executive Officer

“HOLDER”

GFT HOLDINGS, INC.

By:	/s/ Nelson Gerard
Nelson Gerard, President

EXHIBIT A

FORM OF SECURED NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS AS MAY BE APPLICABLE OR, AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH APPLICABLE LAWS EXIST.

SECURED PROMISSORY NOTE

$300,000.00	March ____, 2009

FOR VALUE RECEIVED, Options Media Group Holdings, Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of GFT Holdings, Inc., a Delaware corporation  (the “Holder”), at5014 Sanctuary Lane, Boca Raton, FL 33431, or at such other office as the Holder designates in writing to the Company, the principal sum of Three Hundred Thousand and No/100 Dollars ($300,000.00),  together with interest thereon computed at the annual rate of seven percent (7%).   Principal and interest shall be due and payable June 30, 2009.  While in default, this Note shall bear interest at the lesser of (i) the rate of 18% per annum or (ii) such maximum rate of interest allowable under the laws of the State of Florida. Payments shall be made in lawful money of the United States.  This Note is secured by the obligations under that certain Secured Loan Agreement of even date herewith (the “Agreement”).  Capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

1.

Events of Default.  In the event of any failure to pay this Note when due including the prepayment provision of Section 2, or if the Company shall commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or seeking appointment of a receiver, custodian, trustee or other similar official for it or for all or any substantial part of its assets; or there shall be commenced against the Company, any case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment remains undismissed, undischarged or unbonded for a period of 30 days; or there shall be commenced against the Company, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, restraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 10 days from the entry thereof; or the Company shall make an assignment for the benefit of creditors;

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or the Company shall be unable to, or shall admit in writing the inability to, pay its debts as they become due; or the Company shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the foregoing; then, or any time thereafter during the continuance of any of such events, the entire unpaid balance of this Note then outstanding, together with accrued interest thereon, if any, shall be and become immediately due and payable without notice of demand by Holder.  This Note is secured by the Agreement and is subject to all of its provisions.

2.

Prepayment.  The Company may prepay the Note and any accrued interest to the date of prepayment without penalty.

3.

Miscellaneous.

(a)

All makers and endorsers now or hereafter becoming parties hereto jointly and severally waive demand, presentment, notice of non-payment and protest.

(b)

This Note may not be changed or terminated orally, but only with an agreement in writing, signed by the parties against whom enforcement of any waiver, change, modification, or discharge is sought with such agreement being effective and binding only upon attachment hereto.

(c)

This Note and the rights and obligations of the Holder and of the undersigned shall be governed and construed in accordance with the laws of the State of Florida.

(d)

The Company shall pay all costs and expenses, including without limitation, attorneys’ fees and disbursements and all court costs (collectively, “Costs”), incurred by the Holder in defending, preserving and/or enforcing (including without limitation, collecting any amounts owed by the Company) its rights or remedies under this Note, including without limitation any Costs incurred in the event a third party makes any claim against the Holder for disgorgement of amounts paid by Company or any Guarantor under this Note, whether as a preference payment or otherwise, and whether or not incurred in any bankruptcy or insolvency case or proceeding or in any workout.

(e)

The Company and each Guarantor agrees to indemnify, defend and hold harmless the Holder, any affiliate, and/or any officer, director and/or employee of the Holder and/or any affiliate from and against all Costs incurred in connection with any claim or claims now existing, hereafter arising and/or hereafter brought and/or threatened by the Maker and any Guarantor or by any other person or entity, in connection therewith, on account of or relating to any relationship and/or dealings with the Company and any Guarantor, including without limitation any person or entity contesting the validity or priority of any security interest and/or other collateral granted to the Holder, or claiming that the Holder must disgorge any amounts received by it under this Note or any Guaranty, whether as a preference payment in Bankruptcy or otherwise.

(f)

The Company and each Guarantor agrees to promptly pay to the Holder and any affiliate the Costs of all legal services rendered to the Holder and/or any affiliate in connection

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with this Note, including all time, legal fees and expenses, in connection with the review, drafting, preparation for enforcement, negotiation, enforcement, amendment, extension, substitution and/or modification of this Note, any endorsement and/or guaranty thereof, any other instruments securing or otherwise relating to this Note, any other matters relating to the collection of amounts due under this Note and/or realization on any security given to the Holder, any Bankruptcy and/or foreclosure proceedings, procedures and expenses which relate to the Company or any Guarantor and/or any mortgage(s) and/or other security given by the Company or any Guarantor, and all rights and remedies of the Holder, whether now existing and/or hereafter arising against the Company and any Guarantor and/or any security given by the Company and any Guarantor to the Holder, whether or not court proceedings are brought.

IN WITNESS WHEREOF, the Company has caused this Note to be executed as of the date aforesaid.

Options Media Group Holdings, Inc.

By:
Scott Frohman, Chief Executive Officer

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EXHIBIT B

FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

Date: March _____, 2009

WARRANT FOR THE PURCHASE OF SHARES OF

COMMON STOCK OF OPTIONS MEDIA GROUP HOLDINGS, INC.

THIS IS TO CERTIFY that, for value received, GFT Holdings, Inc., a Delaware corporation (the “Holder”) is entitled to purchase, subject to the terms and conditions hereinafter set forth, 600,000 shares of Options Media Group Holdings, Inc., a Nevada corporation (the “Company”) common stock, $0.01 par value per share (“Common Stock”), and to receive certificates for the Common Stock so purchased.  The exercise price of this Warrant is $0.10 per share, subject to adjustment as provided below (the “Exercise Price”).

1.

Exercise Period and Vesting.  This Warrant may be exercised by the Holder at any time through 5:00 p.m., New York time, March ___, 2014 (the “Exercise Period”).  This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

2.

Exercise of Warrant; Cashless Exercise.  This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period.  Such exercise shall be accomplished by tender to the Company of an amount equal to the Exercise Price multiplied by number of underlying shares being purchased (the “Purchase Price”), either (a) in cash, by wire transfer or by certified check or bank cashier’s check, payable to the order of the Company, or (b) by surrendering such number of shares of Common Stock received upon exercise of this Warrant with an aggregate Fair Market Value (as defined below) equal to the Purchase Price (as described in the following paragraph) (a “Cashless Exercise”), together with presentation and surrender to the Company of this Warrant with an executed subscription agreement in substantially the form attached hereto as Exhibit A (the “Subscription”). Upon receipt of the foregoing, the Company will deliver to the Holder, as promptly as possible, a

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certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or its transferee (as permitted under Section 3 below).  With respect to any exercise of this Warrant, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date a properly executed Subscription and payment of the Purchase Price is received by the Company (the “Exercise Date”), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.  Fractional shares of Common Stock will not be issued upon the exercise of this Warrant.  In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the current market price of such fraction of a share of Common Stock on the trading day immediately preceding the Exercise Date.  In the event this Warrant is exercised in part, the Company shall issue a new Warrant to the Holder covering the aggregate number of shares of Common Stock as to which this Warrant remains exercisable for.

If the Holder elects to conduct a Cashless Exercise, the Company shall cause to be delivered to the Holder a certificate or certificates representing the number of shares of Common Stock computed using the following formula:

X = Y (A-B)
A
Where:
X	=	the number of shares of Common Stock to be issued to Holder;
Y	=	the portion of the Warrant (in number of shares of Common Stock) being exercised by Holder (at the date of such calculation);
A	=	the Fair Market Value (as defined below) of one share of Common Stock on the Exercise Date, calculated by taking the
B	=	Warrant Price (as adjusted to the date of such calculation).

For purposes of the foregoing calculation, Fair Market Value  shall mean:  (i) if the principal trading market for such securities is a national securities exchange including The Nasdaq Stock Market or  is the Over-the-Counter Bulletin Board (“OTCBB”) (or a similar system then in use), the last reported sales price on the principal market the trading day immediately prior to such Exercise Date; or (ii) if  (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market or the Pink Sheets LLC, the average of the high bid and low ask prices so reported for the trading day immediately prior to such Exercise Date.  Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Price shall be determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company. The Company acknowledges and agrees that this Warrant was issued on the Issuance Date.

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3.

Transferability and Exchange.

(a)

This Warrant, and the Common Stock issuable upon the exercise hereof, may not be sold, transferred, pledged or hypothecated unless the Company shall have been provided with an opinion of counsel reasonably satisfactory to the Company that such transfer is not in violation of the Securities Act of 1933 (“Securities Act”), and any applicable state securities laws.  Subject to the satisfaction of the aforesaid condition, this Warrant and if the underlying shares of Common Stock may not all be sold under Rule 144 of the Securities Act, the shares of Common Stock shall be transferable from time to time by the Holders upon written notice to the Company.  If this Warrant is transferred, in whole or in part, the Company shall, upon surrender of this Warrant to the Company, deliver to each transferee a Warrant evidencing the rights of such transferee to purchase the number of shares of Common Stock that such transferee is entitled to purchase pursuant to such transfer.  The Company may place a legend similar to the legend at the top of this Warrant on any replacement Warrant and on each certificate representing shares issuable upon exercise of this Warrant or any replacement Warrants. Only registered Holders may enforce the provisions of this Warrant against the Company.  A transferee of the original registered Holder becomes a registered Holder only upon delivery to the Company of the original Warrant and an original Assignment, substantially in the form set forth in Exhibit B attached hereto.

(b)

This Warrant is exchangeable upon its surrender by the Holders to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holders at the time of such surrender (not to exceed the aggregate number of shares underlying this Warrant).

4.

Adjustments to Exercise Price and Number of Shares Subject to Warrant.  The Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4.  For the purpose of this Section 4, “Common Stock” means shares now or hereafter authorized of any class of Common Stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount (excluding, and subject to any prior rights of, any class or series of preferred stock).

(a)

In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock to holders of shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the Exercise Price in effect at the time of the record date for such dividend or on the effective date of such subdivision, combination or reclassification, and/or the number and kind of securities issuable on such date, shall be proportionately adjusted so that the Holders of the Warrant thereafter exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other securities other than Common Stock) of the Company, at the same aggregate Exercise Price, that, if such Warrant had been exercised immediately prior to such date, the Holders would have owned upon

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such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)

In case the Company shall fix a record date for the making of a distribution of cash, evidences of indebtedness or assets, or subscription rights or warrants, to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair  Market Value  per share of Common Stock on such record date, less the amount of cash so to be distributed or the Fair Market Value (as determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants, applicable to one share of Common Stock, and the denominator of which shall be the  Fair Market Value per share of Common Stock.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed

(c)

Notwithstanding any provision herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

(d)

In the event that at any time, as a result of an adjustment made pursuant to Section 4(a) above, the Holders of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4, and the other provisions of this Warrant shall apply on like terms to any such other shares.

(e)

If the Company merges or consolidates into or with another corporation or entity, or if another corporation or entity merges into or with the Company (excluding such a merger in which the Company is the surviving or continuing corporation and which does not result in any reclassification, conversion, exchange, or cancellation of the outstanding shares of Common Stock), or if all or substantially all of the assets or business of the Company are sold or transferred to another corporation, entity, or person, then, as a condition to such consolidation, merger, or sale (any a “Transaction”), lawful and adequate provision shall be made whereby the Holders shall have the right from and after the Transaction to receive, upon exercise of this Warrant and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock that would have been issuable if this Warrant had been exercised immediately before the Transaction, such shares of stock, securities, or assets as the Holders would have

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owned immediately after the Transaction if the Holders have exercised this Warrant immediately before the effective date of the Transaction.

(f)

In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall effect such adjustment, on a basis consistent with the essential intent and principles established in this Section 4, as may be necessary to preserve, without dilution, the purchase rights represented by this Warrant.

5.

No Registration Rights.  The Warrant has not been registered under the Securities Act.  Unless (i) the appropriate period under Rule 144 of the Securities Act has expired so that the shares may be sold without restrictions of any kind, or (ii) an effective registration statement exists with a current prospectus for the shares of Common Stock, upon   exercise, the stock certificates shall bear the following legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Securities Act”), and may not be offered for sale or sold except pursuant to (i) an effective registration statement under the Securities Act, or (ii) an opinion of counsel to the issuer of these securities that an exemption from registration under the Securities Act is available”.

6.

Reservation of Shares.  The Company agrees at all times to reserve and hold available out of its authorized but unissued shares of Common Stock the number of shares of Common Stock issuable upon the full exercise of this Warrant.  The Company further covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

7.

Notices to Holders.  Upon any adjustment of the Exercise Price (or number of shares of Common Stock issuable upon the exercise of this Warrant) pursuant to Section 4, the Company shall promptly thereafter cause to be given to the Holders written notice of such adjustment.  Such notice shall include the Exercise Price (and/or the number of shares of Common Stock issuable upon the exercise of this Warrant) after such adjustment, and shall set forth in reasonable detail the Company’s method of calculation and the facts upon which such calculations were based.  Where appropriate, such notice shall be given in advance and included as a part of any notice required to be given under the other provisions of this Section 7.

In the event of (a) any fixing by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends or other distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (b) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (c) any voluntary or involuntary dissolution or winding up of

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the Company, then and in each such event the Company will give the Holders a written notice specifying, as the case may be (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such capital stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock securities) for securities or other property deliverable upon such event.  Any such notice shall be given at least 10 days prior to the earliest date therein specified.

8.

No Rights as a Stockholder.  This Warrant does not entitle the Holders to any voting rights or other rights as a stockholder of the Company, nor to any other rights whatsoever except the rights herein set forth. Provided, however, the Company shall not enter into any merger agreement in which it is not the surviving entity, or sell all or substantially all of its assets unless the Company shall have first provided the Holders with 10 days’ prior written notice.

9.

Additional Covenants of the Company.  For so long as the Common Stock is listed for trading or trades on any national securities exchange including The Nasdaq Stock Market, the Company shall, upon issuance of any shares for which this Warrant is exercisable, at its expense, promptly obtain and maintain the listing or qualifications for trading of such shares.

The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 for so long as and to the extent that such requirements apply to the Company.

The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.  Without limiting the generality of the foregoing, the Company (a) shall comply with Section 6 of this Warrant and have available sufficient shares of Common Stock to be issued from time to time upon exercise of this Warrant, (b) will not increase the par value of any shares of Common Stock issuable upon exercise of this Warrant above the amount payable therefor upon such exercise, and (c) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable stock.

10.

Successors and Assigns.  This Warrant shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and permitted assigns.

11.

Notices.  The Company agrees to maintain a ledger of the ownership of this Warrant (the “Ledger”).  Any notice hereunder shall be given by Federal Express or other overnight delivery service for delivery on the next business day if to the Company, at its principal executive office and, if to the Holders, to their address shown in the Ledger of the Company; provided, however, that either the Company or the Holders may at any time on three days’ written notice to the other designate or substitute another address where notice is to be

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given.  Notice shall be deemed given and received after a Federal Express or other overnight delivery service is delivered to the carrier.

12.

Severability.  Every provision of this Warrant is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

13.

Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of choice of laws thereof.

14.

Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedies.

15.

Entire Agreement.  This Warrant (including the Exhibits attached hereto) constitutes the entire understanding between the Company and the Holders with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, agreements and understandings relating to such subject matter.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

OPTIONS MEDIA GROUP HOLDINGS, INC.

By:
Scott Frohman, Chief Executive Officer

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Exhibit A

SUBSCRIPTION FORM

(To be Executed by the Holders to Exercise the Rights To Purchase Common Stock Evidenced by the Within Warrant)

The undersigned hereby irrevocably subscribes for _______ shares of the Common Stock (the “Stock”) of Options Media Group Holdings, Inc.  (the “Company”) pursuant to and in accordance with the terms and conditions of the attached Warrant (the “Warrant”), and hereby makes payment of $_______ therefor by [tendering cash, wire transferring or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering _______ shares of Common Stock received upon exercise of the Warrant, which shares have an aggregate fair market value equal to the Purchase Price as required in Section 2 of the Warrant].  The undersigned requests that a certificate for the Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.  If the Stock is not all of the shares purchasable pursuant to the Warrant, the undersigned requests that a new Warrant of like tenor for the balance of the remaining shares purchasable thereunder be delivered to the undersigned at the address stated below.

In connection with the issuance of the Stock, I hereby represent to the Company that I am acquiring the Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

I understand that if at this time the Stock has not been registered under the Securities Act, I must hold such Stock indefinitely unless the Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification. I shall make no transfer or disposition of the Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition.  I agree that each certificate representing the Stock delivered to me shall bear substantially the same legend as set forth on the front page of the Warrant.

I further agree that the Company may place stop transfer orders with its transfer agent having the same effect as the above legend.  The legend and stop transfer notice referred to above shall be removed only upon my furnishing to the Company of an opinion of counsel (reasonably satisfactory to the Company) to the effect that such legend may be removed.

Date:_______________________________	Signed: _______________________________ Print Name:____________________________ Address:______________________________
Date:_______________________________	Signed: _______________________________ Print Name:____________________________ Address:______________________________

Exhibit B

ASSIGNMENT

(To be Executed by the Holders to Effect Transfer of the Attached Warrant)

For Value Received __________________________ hereby sells, assigns and transfers to _________________________ the Warrant attached hereto and the rights represented thereby to purchase _________ shares of Common Stock in accordance with the terms and conditions hereof, and does hereby irrevocably constitute and appoint ___________________________ as attorney to transfer such Warrant on the books of the Company with full power of substitution.

Dated:________________________

Signed: _____________________________

Please print or typewrite name and address of assignee:	Please insert Social Security or other Tax Identification Number of Assignee:

Dated:________________________

Signed: _____________________________

Please print or typewrite name and address of assignee:	Please insert Social Security or other Tax Identification Number of Assignee:

EXHIBIT C

FORM OF GUARANTEE

GUARANTEE

IN ORDER TO induce GFT Holdings, Inc., a Delaware corporation (the “Holder”) to lend money to Options Media Group Holdings, Inc., a Nevada corporation (the “Company”) under that certain Secured Loan Agreement (the “Agreement”) of even date herewith in the amount of $300,000, the undersigned (collectively, the “Guarantors”) jointly and severally agree to, without deduction by reason of set-off, defense or counterclaim, unconditionally guarantee the payment of the Note to be issued under the Agreement, a copy of which is annexed hereto as Exhibit A and any and all renewals, continuations, modifications, supplements and amendments thereof.  Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

The Guarantors hereby waive notice of acceptance hereof and all notices and demands of any kind to which it may be entitled, including without limitation all demands of payment on, and notice of non-payment, protest and dishonor to it of the Debtor.  The Guarantors further waive notice of and hereby consent to any agreement or arrangement whatever with the Holder or anyone else, including without limitation agreements and arrangements for payment extensions, subordination, composition, arrangement, discharge or release of the whole or any part of said obligations or offset indebtedness, contracts or agreements or other guarantors, or the change or surrender of any or all security, or for compromise, whether by way of acceptance or part payment or returns of subrogation, reimbursement or indemnity whatsoever.  Nothing shall discharge or satisfy the Guarantors’ liability hereunder except for full performance and payment of the said obligations and indebtedness with interest.

The Guarantors agree that, if an Event of Default under the Agreement or Note occurs, any and all of the obligations hereunder shall, at the Holder’s option, forthwith become due and payable without notice.

This instrument is a continuing guarantee, which shall remain in full force and effect and shall not be terminable so long as the aforementioned Note or any renewals, continuations, modifications, supplements and amendments thereof shall remain in force and effect.

To the extent the Holder receives payment on account of the Note guaranteed hereby, which payment is thereafter set aside or required to be repaid by the Holder in whole or in part, then, to the extent of any sum not finally retained by the Holder, regardless of whether such sum is recovered from the Holder, by the Debtor, any trustees or any other party acting for, on behalf of, or through the Debtor or its representatives, the Guarantors’ obligations to the Holder created by this Guarantee, as amended, modified or supplemented, shall remain in full force and effect (or be reinstated) until the Debtors shall have made payment to the Holder therefore to the extent required hereunder, which payment shall be due upon demand.

This instrument cannot be changed or terminated orally, shall be interpreted according to the laws of the State of Florida shall be binding upon my successors, heirs and assigns, and shall inure to the benefit of the Holder’s successor and assigns.

IN WITNESS WHEREOF, we have hereunto set our hand and seal as of this ____ day of March, 2009.

OPTIONS ACQUISITION SUB, INC.

By: _____________________________________

       Scott Frohman, Chief Executive Officer

ICON TERM LIFE INC.

By: _____________________________________

       Scott Frohman, Chief Executive Officer

1 TOUCH MARKETING, LLC

By: _____________________________________

      Scott Frohman, Manager